UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 24, 2022

Commission File Number	Exact name of registrant as specified in its charter and principal office address and telephone number	State of Incorporation	I.R.S. Employer Identification No.
001-37976	Southwest Gas Holdings, Inc. 8360 S. Durango Drive Post Office Box 98510 Las Vegas, Nevada 89193 (702) 876-7237	Delaware	81-3881866
001-07850	Southwest Gas Corporation 8360 S. Durango Drive Post Office Box 98510 Las Vegas, Nevada 89193 (702) 876-7237	California	88-0085720

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Southwest Gas Holdings, Inc:

(Title of class)	(Trading symbol)	(Exchange on which registered)
Southwest Gas Holdings, Inc. Common Stock, $1 par value	SWX	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange
Southwest Gas Corporation:
None.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or
Rule12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Retirement of Eric DeBonis
On March 24, 2022, Eric DeBonis, Senior Vice President/Operations of Southwest Gas Corporation (the “Company”) and an employee of the Company since 1993, informed the Company that he intends to retire effective as of December 1, 2022 (the “Separation Date”) after nearly 30 years of service to the Company. Mr. DeBonis will remain in his current position through June 30, 2022, at which time his successor will become Senior Vice President/Operations of the Company. Mr. DeBonis will continue to be employed by the Company through the Separation Date and will be actively engaged in transitioning his responsibilities to Julie M. Williams. Mr. DeBonis’s decision to retire is due to his desire to pursue other interests and is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.
Appointment of Julie M. Williams
On March 25, 2022, the Board of Directors of the Company appointed Julie M. Williams as the Company’s Senior Vice President/Operations, effective July 1, 2022.
Ms. Williams, 49, joined the Company in 1997 and currently serves as the Company’s Vice President/Southern Arizona Division, a position she has held since 2014. In this role, Ms. Williams oversees all aspects of gas delivery to Southern Arizona customers through construction, customer service, measurement and control, LNG storage, renewable natural gas sourcing and delivery, engineering and overall administrative operations. Since joining the Company as an engineer in 1997, Ms. Williams has held leadership roles of increasing responsibility in several locations. There are no transactions between Ms. Williams and the Company that would be reportable under Item 404(a) of Regulation
S-K,
and no family relationships between Ms. Williams and the Company that would be reportable under Item 401. The Company expects to enter new compensation arrangements with Ms. Williams at the time her appointment becomes effective.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST GAS HOLDINGS, INC.

Date: March 28, 2022	/s/ Gregory J. Peterson
Gregory J. Peterson
Senior Vice President/Chief Financial Officer

SOUTHWEST GAS CORPORATION

Date: March 28, 2022	/s/ Gregory J. Peterson
Gregory J. Peterson
Senior Vice President/Chief Financial Officer